AMERICAN FREIGHTWAYS CORPORATION
                    AMERICAN FREIGHTWAYS, INC.
                        2200 Forward Drive
                     Harrison, Arkansas  72601


                     LETTER AMENDMENT NO. 5


                          April 18, 1997


The Prudential Insurance Company
  of America
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201

Ladies and Gentlemen:

          We refer to the Note Agreement dated as of November 3, 1991, as amended (the "AGREEMENT"), among American Freightways Corporation (formerly known as Arkansas Freightways Corporation) and American Freightways, Inc. (formerly known as Arkansas Freightways, Inc.) (collectively, the "COMPANIES") and you. Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

          It is hereby agreed by you and us as follows:

          The Agreement is, effective the date first above written, hereby amended as follows:

          (a) PARAGRAPH 6A(3). Paragraph 6A(3) is amended in full to read as follows:

               6A(3).    FIXED CHARGE RATIO.  The Companies will
          not permit the ratio of Income Available for Fixed Charges (based on the four fiscal quarters prior to the date of determination) to Fixed Charges (based on the four fiscal quarters prior to the date of determination) to be less than (i) for the four fiscal quarters ended March 31, 1996, 1.80 to 1.00, (ii) for the four fiscal quarters ended June 30, 1996 and September 30, 1996, 1.65 to 1.00, (iii) for the four fiscal quarters ended December 31, 1996, March 31, 1997, June 30, 1997,
          September 30, 1997 and December 31, 1997, 1.80 to 1.00
          and (iv) at any time thereafter, 2.00 to 1.00.

          (b) INFORMATION SCHEDULE. The Information Schedule attached to the Agreement is replaced in its entirety by the Information Schedule attached to this letter amendment.

          (c) ADDRESS CHANGE. All references in the Agreement to the Dallas, Texas office address of Prudential Capital Group are amended to show the current Dallas office address of Prudential Capital Group as: 2200 Ross Ave., Suite 4200E, Dallas, Texas 75201.
          On and after the effective date of this letter amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement, and each reference in the Notes to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, shall mean the Agreement as amended by this letter amendment. The Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this letter amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement.

          This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

          If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this letter amendment to American Freightways Corporation, American Freightways, Inc., 2200 Forward Drive, Harrison, Arkansas 72601, Attention: Stephen Bruffett. This letter amendment shall become effective as of the date first above written when and if counterparts of this letter amendment shall have been executed by us and you and you shall have entered into an amendment to effect substantially the same change set forth in (a) above with respect to the Amended and Restated Credit Agreement dated October 20, 1994, between the Companies and NationsBank of Texas, N.A., as agent.

                                   Very truly yours,

                                   AMERICAN FREIGHTWAYS
                                   CORPORATION

                                   By  /s/Frank Conner
                                        Title:  Executive Vice
                                                President


                                   AMERICAN FREIGHTWAYS INC.


                                   By  /s/Frank Conner
                                        Title:  Executive Vice
                                                President
Agreed as of the date
first above written:

THE PRUDENTIAL INSURANCE COMPANY
  OF AMERICA


By  Randall M. Kob
    Senior Vice President